EXHIBIT 10.60

Certain  portions of this Exhibit have been omitted pursuant to a request for confidentiality.
Such omitted portions, which are marked with brackets [     ] and an asterisk*, have been
separately filed with the Commission.

AMENDMENT #1 TO LICENSE AGREEMENT
(“Amendment #1”)

Reference is made to the License Agreement (the “Agreement”), with an Effective Date of December 19, 2003, between Acorda Therapeutics, Inc., a Delaware corporation having a place of business at 15 Skyline Drive, Hawthorne, NY 10532 USA, (“Acorda”), Cambridge Enterprise Limited (“CE” and formerly known as Cambridge University Technical Services Limited (“CUTS”)), a company incorporated in England and Wales (registered number 1069886) whose registered address is at The Old Schools, Trinity Lane, Cambridge CB2 1TN, UK and Kings College London, an institution incorporated by Royal Charter, of Strand, London WC2R 2LS, UK (“KCL”).  CE and KCL may be collectively referred to herein as the “Institutions”, and Acorda, CE and KCL may each also be referred to individually as a “Party” and collectively as the “Parties” for the purpose of this Amendment #1.

WHEREAS, Acorda and the Institutions desire to amend the Agreement to add, update and clarify certain terms and conditions relating to fees, milestones, royalties and diligence;

NOW THEREFORE, Acorda and the Institutions do hereby amend the Agreement as follows:

1. Unless otherwise defined in this Amendment #1, the defined terms below shall have the meaning set forth in the Agreement.

2. The following provision is hereby added to Article 3 of the Agreement:

3.7  [*****].

3.	The following provision is hereby added to Article 3 of the Agreement:

3.8 Royalty Term.  Earned Royalties and Sublicense Royalties shall be payable by Acorda to the Institutions on a country by country basis as follows:

(a)	If no patent term extension is granted on a Licensed Patent, then until the later of:
i.	the expiry of the last Licensed Patent in such country; or

ii.	[*****] after the first commercial Sale of a Licensed Product in such country.

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Certain  portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission.

(b)	If a patent term extension is granted on a Licensed Patent, then until the expiry of the last Licensed Patent in such country.

4. Article 5.4(a) of the Agreement is hereby deleted and replaced in its entirety with the following:

5.4           Specific Diligence Obligations

(a) Acorda shall, either through it own efforts and/or those of its Affiliates or sublicensees, use commercially reasonable efforts to develop and commercialize Licensed Products by performing the following actions (each, a “Diligence Milestone”):

i. within [*****] of acceptance by the FDA of an IND for a Licensed Product, initiate a Phase I Clinical Study for a Licensed Product;
ii. within [*****] of the successful completion of the final Phase III Clinical Trial, file a New Drug Application with the FDA in the U.S. for a Licensed Product

5. The term “successful completion”, as defined in the last sentence Article 3.6, shall be amended as follows:

As used in this Articles 3.6 and 5.4, “successful completion” of a Clinical Trial shall mean the achievement of statistical significance in respect of the primary endpoint(s) of the Clinical Trial, or achievement of statistical significance in respect of the secondary endpoint(s) of the Clinical Trial following which Acorda continues clinical development with a further Clinical Trial of later phase.

6. Except as otherwise expressly modified by this Amendment #1, all terms and conditions contained in the Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Amendment #1 to be duly authorized, executed, and delivered as of the last date set forth below (the “Amendment #1 Effective Date”).

CAMBRIDGE ENTERPRISE LIMITED	ACORDA THERAPEUTICS, INC.
By: /s/ Dr. R.C. Jennings Name: Dr. R.C. Jennings Title: Director	By: /s/ Ron Cohen
Date: 9/2/11	Date: 3/4/11

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Certain  portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission.

KINGS COLLEGE LONDON
By: /s/ Mike Shaw, PhD. Name: Mike Shaw, Ph.D. Title: Commercial Director King’s College London Business Ltd. For and on behalf of King’s College London
Date: 21/2/11

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Certain  portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission.